SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      August 6, 1999
                                                --------------------------------

                              Heilig-Meyers Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                   Virginia                                 1-8484                   54-0558861
----------------------------------------------           -----------               --------------
(State or other jurisdiction of incorporation)           (Commission               (IRS Employer
                                                         file number)              Identification No.)


12560 West Creek Parkway, Richmond, Virginia                     23238
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code        (804) 784-7300
                                                   -----------------------------


                                      N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

         Heilig-Meyers Company, a Virginia corporation (the "Company"), entered into a Transaction Agreement dated as of May 28, 1999, as amended by Amendment No. 1 thereto dated as of July 15, 1999 and Amendment No. 2 thereto dated as of July 29, 1999 attached hereto as Exhibit 2.1 (as amended, the "Transaction Agreement"), with MD Acquisition Corporation, a Virginia corporation ("MDAC"), and Heilig-Meyers Associates, Inc., a Virginia corporation ("HMA") and a wholly-owned subsidiary of the Company, pursuant to which the Company agreed to sell a controlling interest in Mattress Discounters Corporation, a Delaware corporation ("Mattress Discounters"), T.J.B., Inc., a Maryland corporation ("TJB") and The Bedding Experts, Inc., an Illinois corporation ("Bedding Experts"). MDAC is controlled by an investment group lead by Bain Capital.

          The transaction, which closed on August 6, 1999, was effected through the merger of MDAC into HMA, which changed its name to Mattress Discounters Holding Corporation ("MD Holding"). Under the terms of the Transaction Agreement, the Company received approximately $204 million in cash, subject to certain working capital adjustments, a $7.5 million 12% pay-in-kind junior subordinated note due July 15, 2008, and a $10 million 10% pay-in-kind junior subordinated note due July 15, 2008 and retained a 7% equity interest in MD Holding. In addition, Mattress Discounters assumed approximately $4 million of the Company's closing costs.

         A copy of the Company's press release announcing the closing of the transaction is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
------------------------------------------

(b)  Pro Forma Financial Information
     -------------------------------

     Pro Forma Condensed Consolidated Statements of Earnings For the Year Ended February 28, 1999

     Pro Forma Condensed Consolidated Statements of Earnings For the Three Months Ended May 31, 1999

     Pro Forma Condensed Consolidated Balance Sheet As of May 31, 1999

     Notes to Pro Forma Condensed Consolidated Financial Statements

(c)  Exhibits
     --------

     The following exhibit is filed as a part of this report:

     2.1 Transaction Agreement dated as of May 28, 1999, as amended by Amendment No. 1 thereto dated as of July 15, 1999 and Amendment No. 2 thereto dated as of July 29, 1999 by and among Heilig-Meyers Company, a Virginia corporation, Heilig-Meyers Associates, Inc., a Virginia corporation, and MD Acquisition Corporation, a Virginia corporation. Pursuant to Item 601(b)(2), the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to this agreement to the Commission upon request.

    99.1  News Release dated August 9, 1999.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         HEILIG-MEYERS COMPANY


Date:    August 23, 1999            By:  /s/ Roy B. Goodman
                                         ------------------
                                         Roy B. Goodman
                                         Executive Vice President,
                                         Chief Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit
No.               Description
-------           -----------


2.1 Transaction Agreement dated as of May 28, 1999, as amended by Amendment No. 1 thereto dated as of July 15, 1999 and Amendment No. 2 thereto dated as of July 29, 1999 by and among Heilig-Meyers Company, a Virginia corporation, Heilig-Meyers Associates, Inc., a Virginia corporation, and MD Acquisition Corporation, a Virginia corporation. Pursuant to Item 601(b)(2), the Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to this agreement to the Commission upon request.

9.9               News Release dated August 9, 1999.

                         PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma condensed consolidated statements of earnings for the year ended February 28, 1999 and the three months ended May 31, 1999 give effect to dispositions of businesses by Heilig-Meyers. The pro forma information is based on the historical financial statements of Heilig-Meyers giving effect to the disposition under the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The following unaudited pro forma condensed consolidated balance sheet gives effect to dispositions of businesses by Heilig-Meyers which were completed after the balance sheet date, as if such dispositions had been completed as of May 31, 1999.

         On July 13, 1999, with an effective date of July 1, 1999, Heilig-Meyers completed the sale of its wholly-owned subsidiary, Rhodes, Inc. Heilig-Meyers received $60.0 million in cash, a $40 million 10% pay-in-kind subordinated note due 2004 (9.5% interest rate per annum for periods where interest is paid in cash) and an option to acquire a 10% equity interest in Rhodes Holdings, the acquiring entity. Heilig-Meyers also received an option to acquire an additional 10% equity interest in Rhodes Holdings if certain financial goals are achieved by Rhodes Holdings. Heilig-Meyers has agreed to provide or guarantee a $20.0 million standby credit facility after the closing, which may only be drawn on in certain circumstances after utilization of availability under the Rhodes' primary credit facility. During its first fiscal quarter ended May 31, 1999, Heilig-Meyers recorded a $113.7 million write-down, before benefit for income taxes, of its investment in Rhodes, Inc.

         On August 6, 1999, Heilig-Meyers completed the sale of 93% of its interest in its Mattress Discounters division. Heilig-Meyers received approximately $204 million in cash, subject to certain working capital adjustments, a $7.5 million 12% pay-in-kind junior subordinated note due July 15, 2008, and a $10 million 10% pay-in-kind junior subordinated note due July 15, 2008 and retained a 7% equity interest in Mattress Discounters, less the assumption of $4.3 million of liabilities by Heilig-Meyers. Heilig-Meyers expects this transaction to result in a gain, net of income taxes, of approximately $60.6 million.

         The net cash proceeds generated by these transactions will be used to reduce a portion of long term debt due within one year and notes payable.

         The unaudited pro forma condensed consolidated financial statements have been prepared by the management of Heilig-Meyers based upon historical and other financial information. The pro forma statements do not purport to be indicative of the results of operations or financial position which would have occurred had the dispositions been made at the beginning of the periods or as of the date indicated or of the financial position or results of operations which may be obtained in the future.

                              HEILIG-MEYERS COMPANY
             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                      FOR THE YEAR ENDED FEBRUARY 28, 1999
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                         PRO FORMA ADJUSTMENTS
                                                                     ------------------------------
                                                                                MATTRESS
                                             HEILIG-MEYERS        RHODES       DISCOUNTERS                      PRO FORMA
                                              HISTORICAL         OPERATIONS    OPERATIONS      OTHER            COMBINED
-----------------------------------------------------------------------------------------------------------------------------
REVENUES:
       Sales                                 $ 2,431,152       $(457,501)      $(238,271)                       $ 1,735,380
       Other income                              295,206         (22,119)           (377)                           272,710
-----------------------------------------------------------------------------------------------------------------------------
         Total Revenues                        2,726,358        (479,620)       (238,648)           -             2,008,090
-----------------------------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES:
       Costs of sales                          1,637,901        (331,975)       (149,101)                         1,156,825
       Selling, general & administrative         907,913        (176,924)        (66,576)                           664,413
       Interest                                   75,676               -               -     (17,787)(D)             57,889
       Provision for doubtful accounts           107,916               -               -                            107,916
-----------------------------------------------------------------------------------------------------------------------------
         Total costs and expenses              2,729,406        (508,899)       (215,677)    (17,787)             1,987,043
-----------------------------------------------------------------------------------------------------------------------------
EARNINGS (LOSS) BEFORE INCOME TAXES               (3,048)         29,279         (22,971)     17,787                 21,047
Provision (benefit) for income taxes              (1,081)         10,687          (8,384)      6,492                  7,714
-----------------------------------------------------------------------------------------------------------------------------
NET EARNINGS (LOSS)                          $    (1,967)       $ 18,592       $ (14,587)   $ 11,295              $  13,333
=============================================================================================================================

NET EARNINGS (LOSS) PER SHARE:
       BASIC                                 $     (0.03)       $   0.31        $  (0.25)    $  0.19               $   0.22
       DILUTED                               $     (0.03)       $   0.31        $  (0.25)    $  0.19               $   0.22
=============================================================================================================================
       Weighted average shares:
           Basic                                  59,331          59,331          59,331      59,331                 59,331
           Diluted                                59,331          59,331          59,331      60,103(F)              60,103(F)

See notes to pro forma condensed consolidated financial statements.

                              HEILIG-MEYERS COMPANY
             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                     FOR THE THREE MONTHS ENDED MAY 31, 1999
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                            PRO FORMA ADJUSTMENTS
                                                                           ---------------------
                                                                                         MATTRESS
                                                    HEILIG-MEYERS         RHODES        DISCOUNTERS                    PRO FORMA
                                                     HISTORICAL         OPERATIONS      OPERATIONS          OTHER       COMBINED
---------------------------------------------------------------------------------------------------------------------------------
REVENUES:
       Sales                                          $  618,492        $(114,846)      $ (60,988)                      $ 442,658
       Other income                                       70,711           (7,257)            (89)                         63,365
---------------------------------------------------------------------------------------------------------------------------------
         Total Revenues                                  689,203         (122,103)        (61,077)              -         506,023
---------------------------------------------------------------------------------------------------------------------------------
COSTS AND EXPENSES:
       Costs of sales                                    400,229          (79,358)        (37,548)                        283,323
       Selling, general & administrative                 231,320          (43,577)        (16,818)                        170,925
       Interest                                           19,733                -               -          (4,806)(D)      14,927
       Provision for doubtful accounts                    23,872                -               -                          23,872
---------------------------------------------------------------------------------------------------------------------------------
         Total costs and expenses                        675,154         (122,935)        (54,366)         (4,806)        493,047
---------------------------------------------------------------------------------------------------------------------------------

       Write-down of assets held for sale               (113,690)                                         113,690(E)            -

EARNINGS (LOSS) BEFORE INCOME TAXES                      (99,641)             832          (6,711)        118,496          12,976
Provision (benefit) for income taxes                     (29,101)             304          (2,450)         35,892           4,645
---------------------------------------------------------------------------------------------------------------------------------
NET EARNINGS (LOSS)                                  $   (70,540)       $     528       $  (4,261)       $ 82,604       $   8,331
=================================================================================================================================
NET EARNINGS (LOSS) PER SHARE:
       BASIC                                         $     (1.18)       $    0.01       $   (0.07)       $   1.38       $    0.14
       DILUTED                                       $     (1.18)       $    0.01       $   (0.07)       $   1.36       $    0.14
=================================================================================================================================
       Weighted average shares:
           Basic                                          59,861           59,861           59,861         59,861          59,861
           Diluted                                        59,861           59,861           59,861         60,630(F)       60,630(F)


See notes to pro forma condensed consolidated financial statements.


        HEILIG-MEYERS COMPANY
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF MAY 31, 1999
                             (AMOUNTS IN THOUSANDS)

                                                                                        MATTRESS
                                                                        RHODES        DISCOUNTERS          OTHER
                                                       HEILIG-MEYERS   PRO FORMA       PRO FORMA         PRO FORMA       PRO FORMA
                                                         HISTORICAL   ADJUSTMENTS      ADJUSTMENTS       ADJUSTMENTS      COMBINED
------------------------------------------------------------------------------------------------------------------------------------
Assets
Current assets:
       Cash                                             $    20,649                                                        $ 20,649
       Accounts receivable, net                             252,205                                                         252,205
       Retained interest in securitized receivables         192,184                                                         192,184
       Inventories                                          396,845                                                         396,845
       Other                                                 98,773                                                          98,773
       Net assets held for sale                             159,857    (88,877) (A)     (70,980) (B)                              -
------------------------------------------------------------------------------------------------------------------------------------
         Total current assets                             1,120,513    (88,877)         (70,980)                 -          960,656
------------------------------------------------------------------------------------------------------------------------------------
Property, plant & equipment, net                            320,712                                                         320,712
Other assets                                                104,995     40,038  (A)      13,500  (B)                        163,502
                                                                                          4,969  (C)
Excess cost over net assets acquired, net                   196,126                                                         196,126
                                                                                                                                  -
------------------------------------------------------------------------------------------------------------------------------------
                                                        $ 1,742,346  $ (48,839)       $ (52,511)           $     -       $1,640,996
====================================================================================================================================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
       Notes payable                                    $   201,358                   $(159,218) (D)                       $ 42,140
       Long-term debt due within one year                   131,193    (54,900) (A)(D)  (35,500) (D)                         40,793
       Accounts payable                                     147,368                                                         147,368
       Accrued expenses and other                           154,875      6,061  (A)       4,250  (B)        (3,052) (D)     239,484
                                                                                         77,350  (B)
                                                                                                                                  -
------------------------------------------------------------------------------------------------------------------------------------
         Total current liabilities                          634,794    (48,839)        (113,118)            (3,052)         469,785
------------------------------------------------------------------------------------------------------------------------------------
Long-term debt/capital leases                               536,766                                                         536,766
Deferred income taxes                                        40,129                                                          40,129
Stockholders' equity:
       Common stock, at par                                 119,722                                                         119,722
       Capital in excess of par value                       242,380                                                         242,380
       Unrealized gain on investments                         5,478                                                           5,478
       Retained earnings                                    163,077                      60,607  (B)         3,052  (D)     226,736
------------------------------------------------------------------------------------------------------------------------------------
         Total stockholders' equity                         530,657          -           60,607              3,052          594,316
------------------------------------------------------------------------------------------------------------------------------------
                                                        $ 1,742,346  $ (48,839)       $ (52,511)           $     -       $1,640,996
====================================================================================================================================


       See notes to pro forma condensed consolidated financial statements.

                              HEILIG-MEYERS COMPANY
         Notes to Pro Forma Condensed Consolidated Financial Statements
                             (Amounts in Thousands)


(A) To reflect the allocation of proceeds generated by the disposition of Rhodes, Inc.

                  Cash                                                                                              $    60,000
                  Transaction costs                                                                                      (5,100)
                                                                                                                    ------------
                  Net cash proceeds                                                                                      54,900

                  Note receivable                                                                                        40,000
                  Warrants to acquire a 10% equity interest in Rhodes Holdings, at fair value                                38
                  Liabilities assumed by Heilig-Meyers                                                                   (6,061)
                                                                                                                    ------------
                            Total proceeds                                                                               88,877
                  Less:  investment in Rhodes                                                                            88,877
                                                                                                                    ------------
                  Gain (loss) on disposition                                                                        $         -
                                                                                                                    ============
(B) To reflect the allocation of estimated proceeds to be generated by the planned disposition of Mattress Discounters.

                  Cash                                                                                              $   203,575
                  Transaction costs                                                                                      (8,857)
                                                                                                                    ------------
                  Net cash proceeds                                                                                     194,718

                  Notes receivable, net of discount                                                                      13,500
                  Liabilities assumed by Heilig-Meyers                                                                   (4,250)
                                                                                                                    ------------
                            Total proceeds                                                                              203,968
                  Less:  investment in Mattress Discounters                                                              66,011
                                                                                                                    ------------
                  Gain on disposition                                                                                   137,957
                  Income tax expense                                                                                     77,350
                                                                                                                    ------------
                  Net gain on disposition                                                                           $    60,607
                                                                                                                    ============


(C) Represents the 7% interest in Mattress Discounters retained by the Company. This amount is carried at the Company's historical cost.

(D) To reflect the pro forma impact of reduction of debt outstanding from application of net proceeds generated by the dispositions.

                                                                                        3 months ended            12 months ended
                                                                                         May 31, 1999             February 28, 1999
                                                                                        --------------            -----------------

                  Net proceeds applied to notes payable                                 $     159,218              $       159,218
                  Weighted average annual interest rate                                          8.10%                        7.64%
                                                                                        --------------            -----------------
                                                                                        $      12,897              $        12,164
                                                                                        --------------            -----------------
                  Net proceeds applied to long-term debt                                $      90,400              $        90,400
                  Weighted average annual interest rate                                          7.00%                        6.22%
                                                                                        --------------            -----------------
                                                                                        $       6,328              $         5,623
                                                                                        --------------            -----------------
                  Annual pro forma reduction in interest expense                        $      19,225              $        17,787
                                                                                        ==============            =================

                  Quarterly pro forma reduction in interest expense                     $       4,806
                                                                                        ==============


    The first $90.4 million of net cash proceeds will be applied to long-term debt due within one year and the remaining $159.2 million will be applied to notes payable.

(E) To eliminate the write-down of investment in Rhodes to give effect to the disposition of Rhodes as if it had been completed prior to the beginning of the period.

(F) Diluted weighted average shares have been adjusted for pro forma purposes to include common stock equivalents that were excluded for purposes of the historical statements since the result would have been antidilutive to the loss from operations.